PAYPAL FUNDS

                                 July 22, 2004
                (supplement to prospectus dated April 30, 2004)

Important Notice to Shareholders:

THE CHANGE NOTED BELOW HAS BEEN MADE TO THE FUND, EFFECTIVE JULY 22, 2004, RELATING TO THE POSSIBLE REDUCTION IN FEES AND EXPENSES OF THE MASTER PORTFOLIO.

THE  FOLLOWING  TABLE  REPLACES  THE ONE FOUND ON PAGE 4:

FUND FEES AND EXPENSES

This table describes what you could expect to pay if you buy and hold shares of the Fund. The expenses are deducted from the Fund's assets, which means you pay them indirectly. "Shareholder Fees" are one-time expenses charged to you directly by the Fund. "Operating Expenses" are paid out of Fund assets, so their effect is included in total return.

SHAREHOLDER  FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases                 None
Maximum Deferred Sales Charge (Load)                             None

Maximum Sales Charge (Load) Imposed in Reinvested                None
Dividends and other Distributions

Redemption Fee (within 90 days of purchase)                      None

Maximum Account Fee                                              None

ANNUAL FUND OPERATING EXPENSES1 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees (2)                                  1.90%

Distribution (12b-1) Fees                            None

Other Expenses                                       0.02%

Total Annual Fund Operating Expenses                 1.92%

Fee Waiver and Expense Reimbursement (3)             0.42%

NET OPERATING EXPENSES                               1.50%*

          * PayPal Asset Management, Inc. (the "Adviser") has voluntarily agreed to limit the Fund's net operating expenses to an annual rate of 0.10%, excluding the fees and expenses of the Independent Trustees (and their independent legal counsel, if any) and the Fund's portion of the trustees and officers/errors and omissions liability insurance premium. Pursuant to the voluntary agreement, the Fund's anticipated maximum net operating expenses, with these excluded items, are equal to an annual rate of 0.12%. If the investment adviser for the Master Portfolio voluntarily waives or reimburses certain of its fees, the Adviser may, but is not required to, further reduce the Fund's net operating expenses by a corresponding amount or less. The Adviser may terminate this agreement at any time.

(1) The cost reflects the expenses at both the Fund and the Master Portfolio levels.

(2) Management fees include a fee equal to 0.10% of the average daily net assets payable at the Master Portfolio level to the investment adviser for the Master Portfolio. The investment adviser for the Master Portfolio may voluntarily waive or reimburse certain of its fees, as it determines, from time to time. Because of the contractual limitation by the Adviser, as discussed in footnote 3, waiver of the Master Portfolio's investment adviser's fees will reduce the amount of the Adviser's Fee Waiver and Expense Reimbursement but will not affect the Fund's contractual maximum net operating expenses of 1.50%. Management fees also include a "unified" fee equal to 1.80% of the average daily net assets payable by the Fund to the Adviser. The Adviser provides, or arranges for the provision of administration, transfer agency, pricing, custodial, auditing, and legal services to the Fund, and is responsible for payment of all of the operating expenses of the Fund except the Master Portfolio expenses, brokerage fees, taxes, interest, fees and expenses of the independent trustees (and their legal counsel, if any), the Fund's portion of the trustees and officers/errors and omissions liability insurance premium and extraordinary expenses.

(3) The Adviser has contractually agreed to continue to limit the Fund's net operating expenses to an annual rate of 1.50% for the period January 1, 2004 through December 31, 2004, excluding brokerage fees, taxes, interest and extraordinary expenses.